UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☑ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

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CONVERTED ORGANICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Converted Organics Inc.
7A Commercial Wharf West
Boston, MA 02110
617 624 0111
Dear Stockholder:
     The Special Meeting of Stockholders of Converted Organics Inc. (the “Company”) will be held at Marriott’s Custom House, 3 McKinley Square, Boston, Massachusetts 02109 on April 3, 2008 at 9:30 a.m. local time.
     The attached material includes the Notice of Special Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.
     We will be reporting on your Company’s activities and you will have an opportunity to ask questions about its operations.
     We hope that you are planning to attend the Special Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy if you wish to vote in person.
     The Board of Directors recommends that you approve the proposals set forth in this proxy.
     On behalf of the Board of Directors, I would like to thank you for your continued support and confidence.

Sincerely,
/s/ Edward J. Gildea
Edward J. Gildea
President, Chief Executive Officer and Chairman of the Board

Converted Organics Inc.
Notice of Special Meeting of Stockholders
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Converted Organics Inc. (the “Company”) will be held at Marriott’s Custom House as follows:

Date:	April 3, 2008
Time:	9:30am
Place:	Marriott’s Custom House
3 McKinley Square
Boston, MA 02109
The purpose of the meeting is to vote on the following matters:
1. To amend our 2006 Stock Option Plan to increase the number of shares issuable under our 2006 Stock Option Plan from 666,667 shares to 1,666,667 shares;
2. To amend our 2006 Stock Option Plan to include an “evergreen” provision pursuant to which on January 1st of each year commencing in 2009, the number of shares authorized for issuance under our 2006 Stock Option Plan equal to 20% of the shares of our common stock outstanding on the last day of the prior fiscal year;
3. To amend our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 75,000,000 to 40,000,000 and decrease the number of authorized shares of our preferred stock from 25,000,000 to 10,000,000;
4. To approve the potential issuance of common stock equal to or greater than 20% of the Company’s common stock upon conversion of notes or shares issuable upon exercise of warrants issued pursuant to a Loan and Securities Purchase Agreement entered into by the Company on January 24, 2008.
5. To transact such other business as may properly come before the meeting.
Further information about the meeting is contained in the accompanying Proxy Statement. All stockholders of record on February 27, 2008 may vote at this meeting.

By Order of the Board of Directors
/s/ Edward J. Gildea
Edward J. Gildea
President, Chief Executive Officer and Chairman of the Board

Boston, Massachusetts
March ___, 2008
Your vote is important.
If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A stockholder who submits a proxy may revoke it at any time before the vote is taken at the meeting, or by voting in person at the meeting.

Converted Organics Inc.
7A Commercial Wharf West
Boston, MA 02110
PROXY STATEMENT
Special Meeting of Stockholders
April 3, 2008
This proxy statement contains information about a 2008 Special Meeting of Stockholders (the “Special Meeting”) of Converted Organics Inc. (the “Company”) to be held at the Marriott’s Custom House, 3 McKinley Square, Boston MA 02109, April 3, 2008, at 9:30 a.m. local time, and at any postponements or adjournments thereof. The Company’s Board of Directors is using this proxy statement to solicit proxies for use at the Special Meeting. This proxy statement and the enclosed proxy card are being mailed on or about March 3, 2008 to stockholders entitled to vote at the Special Meeting.
The purpose of the meeting is to vote on the following matters:
1. To amend our 2006 Stock Option Plan to increase the number of shares issuable under our 2006 Stock Option Plan from 666,667 shares to 1,666,667 shares;
2. To amend our 2006 Stock Option Plan to include an “evergreen” provision pursuant to which on January 1st of each year commencing in 2009, the number of shares authorized for issuance under our 2006 Stock Option Plan equal to 20% of the shares of our common stock outstanding on the last day of the prior fiscal year;
3. To amend our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 75,000,000 to 40,000,000 and decrease the number of authorized shares of our preferred stock from 25,000,000 to 10,000,000;
4. To approve the potential issuance of common stock equal to or greater than 20% of the Company’s common stock upon conversion of notes or shares issuable upon exercise of warrants issued pursuant to a Loan and Securities Purchase Agreement entered into by the Company on January 24, 2008.
5. To transact such other business as may properly come before the meeting.
Who Can Vote
Stockholders of record as of the close of business on February 27, 2008 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Special Meeting. As of February 19, 2008, there were 4,822,646 shares of Company common stock issued and outstanding. Holders of Company common stock are entitled to one vote per share. Cumulative voting is not permitted. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote
You may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.
A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no choice is indicated on the proxy, the shares will be voted FOR the amendment to our 2006 Stock Option Plan to the increase in the number of shares eligible to be granted under our 2006 Option Plan from 666,667 shares to 1,666,667 shares (Proposal No. 1), FOR the amendment to our 2006 Stock Option Plan to include an “evergreen” provision pursuant to which on January 1st of each year commencing in 2009, the number of shares authorized for issuance under our 2006 Stock Option Plan equal to 20% of the shares of our common stock outstanding at any given time in the preceding year (Proposal No. 2), FOR approval of the amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 75,000,000 to 40,000,000 and decrease the number of authorized shares of our preferred stock from 25,000,000 to 10,000,000 (Proposal No, 3), and FOR potential issuance of common stock equal to or greater than 20% of the Company’s common stock upon conversion of debentures or shares issuable upon exercise of warrants issued pursuant to a Loan and Securities Purchase Agreement entered into by the Company on January 24, 2008 (Proposal No. 4), and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Special Meeting.
A stockholder may revoke any proxy given pursuant to this solicitation by attending the Special Meeting and voting in person, or by delivering to the Company’s Corporate Secretary at the Company’s principal executive offices referred to above, prior to the Special Meeting, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy. Please note that a stockholder’s mere attendance at the Special Meeting will not automatically revoke that stockholder’s previously submitted proxy.
Quorum and Voting Requirements
A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders holding a majority of the outstanding shares of common stock entitled to vote are present at the meeting in person or by proxy. Abstentions and broker-dealer non-votes will be counted as “shares present” in determining whether this quorum has been reached. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
•	The proposal to amend our 2006 Stock Option Plan to increase the number of shares issuable under the 2006 Option Plan from 666,667 shares to 1,666,667 shares will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Special meeting. Therefore, an abstention or withholding of a vote will not be counted for the purpose of determining whether the requisite vote has been obtained and will have no effect on the outcome of the vote.

•	The proposal to amend our 2006 Stock Option Plan to include an “evergreen” provision pursuant to which on January 1st of each year commencing in 2009, the number of shares authorized for issuance under our 2006 Stock Option Plan equal to 20% of the shares of our common stock outstanding at any given time in the preceding year.

•	The proposal to approve the amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 75,000,000 to 40,000,000 and to decrease the number of authorized shares of our preferred stock from 25,000,000 to 10,000,000 requires the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Therefore, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against the proposals to approve the amended Certificate of Incorporation.

•	The proposal to approve the potential issuance of common stock equal to or greater than 20% of the Company’s issued and outstanding common stock as of January 24, 2008 which was 4,229,848 upon conversion of debentures or shares issuable upon exercise of warrants issued pursuant to a Loan and Securities Purchase Agreement entered into by the Company on January 24, 2008 requires the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Therefore, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against the proposals to approve the issuance of the shares equal to or greater than 20% of the shares of the Company’s common stock issued and outstanding.
Dissenter’s Rights of Appraisal
No action will be taken in connection with the proposal described in this Proxy Statement for which Delaware law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares.
Proxy Solicitation Costs and Methods
The Company will pay all costs of soliciting proxies. In addition to mailing proxy solicitation material, the Company’s management, employees and agents also may solicit proxies in person, by telephone, or by other electronic means of communication.
Communication with the Board of Directors
The Company has no formal written policy regarding communication with the Board of Directors. If a shareholder wishes to communicate with the Board of Directors, they may send a letter directed to Secretary, Converted Organics Inc., 7A Commercial Wharf West, Boston, MA 02110. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.
Compensation Committee and Insider Participation
None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Executive Compensation
Summary Compensation Table
     The following table sets forth certain information concerning total compensation received by our Chief Executive Officer and the two most highly compensated other officers (“named executives”) during 2007 and 2006 for services rendered to Converted Organics:

				Summary
				Compensation
				Option
Name and Principal Position	Fiscal Year	Salary		Awards (2)	Total
Edward J. Gildea, President and Chief	2007	$186,923		$0	$186,923
Executive Officer	2006	119,000	(1)	158,430	277,430
Thomas R. Buchanan, Vice President and	2007	104,230		0	104,230
Chief Financial Officer	2006	119,000	(1)	158,430	277,430
John A. Walsdorf, Vice President and	2007	104,230		0	104,230
Chief Operating Officer	2006	119,000	(1)	158,430	277,430
John Weigold, Vice-President of	2007	142,308		0	142,308
Development and Operations	2006	0		0	0
David Allen, Chief Financial Officer	2007	64,350		0	64,350
	2006	0		0	0

(1)	Includes paid salary of $69,000 and unpaid salary of $50,000. The unpaid salary cannot be paid

(2)	until the Company’s operations meet certain ratios required under the Company’s financing arrangement. On June 15, 2006, the Company granted 100,000 options to Mr. Gildea and each of the named officers. The fair value for the stock options was estimated at the date of grant using a Black-Scholes pricing model with the following assumptions: risk-free interest rate of 5.07%; no dividend yield; volatility factor of 38.816%; and an expiration period of five years. The price resulting from the valuation was $1.5843 per share. All options are immediately vested upon issuance.
Director Compensation
     In fiscal 2007, our independent directors received options to purchase an aggregate of 10,000 shares and an aggregate of $37,000 in fees for their service on the Board of Directors which included meeting fees of $1,000 per meeting, annual board member fees of $5,000 and compensation committee fees of $3,000.
     The management directors are not compensated for their services as directors.

Name	Fees Earned or	Option Awards	Total
	Paid in Cash	(footnotes 1 & 2)
David Allen	$3,000	$0	$3,000
Edward A. Stoltenberg	$14,000	$5,929	$19,929
Robert Cell	$17,000	$0	$17,000
John DeVillars	$14,000	$0	$14,000

1	— The fair value for the stock options was estimated at the date of grant using a Black-Scholes pricing model with the following assumptions: risk-free interest rate of 4.9%; no dividend yield; volatility factor of 16.9%; and an expiration period of five years. The price resulting from the valuation was $0.59 per share.

2	— The amount of the option awards in the table above represents the aggregate amount of all options at the end of the fiscal year.
Outstanding Equity Awards at Fiscal Year End

			Option Exercise
	Number of Securities		Price
Name	Underlying Unexercised Options		($ per share)	Option Expiration Date
	Exercisable	Unexercisable
Edward J. Gildea	100,000	0	$3.75	June 15, 2010
Thomas R. Buchanan	100,000	0	$3.75	June 15, 2010
John A. Walsdorf	100,000	0	$3.75	June 15, 2010
Compensation Discussion and Analysis
Compensation Philosophy
     The compensation philosophy of the Company rests on two principles:
•	Total compensation should vary with our performance in achieving financial and non-financial objectives; and

•	Long-term incentive compensation should be closely aligned with the interests of shareholders.
     The Company will adopt a “pay for performance” approach that offers a competitive total rewards package to help create value for our shareholders. In designing compensation programs, and making individual recommendations or decisions, the compensation committee will focus on:
•	Aligning the interest of executive officers and shareholders;

•	Attracting, retaining, and motivating high-performing employees in the most cost-efficient manner; and

•	Creating a high-performance work culture.
     The Company’s compensation program reflects a mix of stable and at risk compensation, designed to fairly reward executive officers and align their interests with those of shareholders in an efficient manner. Each element of the Company’s compensation program is intended to provide employees with a pay opportunity that is externally competitive and which recognizes individual contributions.
Peer Groups and Benchmarks
     In light of the early stage of the Company’s development, the Company has not yet undertaken periodic benchmarking of executive officer total compensation against a peer group. The compensation paid to date was based upon an analysis by management and the promoters of the Company of the level of compensation that would be acceptable in the market place for initial public offerings. When the Company commences benchmarking, the committee will periodically assesses the relevancy of the companies within the peer group and makes changes when appropriate. In addition to benchmarking against a peer group, the compensation committee will evaluate executive compensation by reviewing surveys data that cover a broader group of companies. Through benchmarking, the compensation committee expects to ensure that total executive compensation and its elements are appropriately targeted for both actual performance results and competitive positioning.
Executive Compensation — Elements

     Executive compensation at the Company has three components: base salary, long-term equity-based compensation, and benefits. The compensation committee expects to balance short-term and long-term Company performance and shareholder returns in establishing performance criteria. The compensation committee expects to evaluate executive compensation against these performance criteria and competitive executive pay practices before determining changes in base salary, the number of stock option awards, and other benefits.
Base Salary
     The Company commenced paying a Base Salary to executives in February 2007. The salaries were generally less than or equal to the amounts included in the Company’s prospectus for its initial stock offering.
     The Company determined the base salary for Mr. Edward Gildea, the CEO, when he was hired in 2006 based upon information gathered by the Company on salaries paid to CEOs of start up organizations, and other relevant considerations. The Board will evaluate, at least once a year, Mr. Gildea’s performance in light of established corporate strategic goals and financial objectives. The Board did not complete a 2006 performance evaluation of Mr. Gildea since the closing of the initial stock offering and no base salary increase was approved for him. Mr. Gildea’s performance will be subject to board review in 2008.
Long Term Compensation
Equity Compensation
     The determination of the size of any long term equity compensation grant is made by the Compensation Committee based on competitive factors and the attainment of strategic objectives. Equity compensation and stock ownership serve to link the net worth of executive officers to the performance of our common stock.
     Stock options were granted in 2006 and through the period ending June 30, 2007 as described in the table below. Each option provides the right to purchase a fixed number of shares at fair market value on the date of the grant. The options have a five year term.
Benefits
Retirement Plans
     The Company offers employees participation in its 401(k) saving plan, Converted Organics Inc. and Subsidiaries 401(k) Retirement Savings Plan. Employees may defer a percentage or amount of their income tax-free to the plan. The Company may or may not make profit-sharing contributions to this plan in the future.
Employment Agreements
     Effective as of February 16, 2007, the Company entered into employments agreements with the CEO and the named executive officers to ensure the continuity of executive leadership, to clarify the roles and responsibilities of executives, and to make explicit the terms and conditions of executive employment. Provisions concerning a change of control of the Company, and terms of compensation in that event, are included in these employment agreements consistent with what the compensation committee believes to be best industry practices. The change of control provisions in the employment agreements are designed to ensure that executives devote their full energy and attention to the best long term interests of the shareholders in the event that business conditions or external factors make consideration of a change of control appropriate.
     The employment agreement with Mr. Gildea for him to serve as President and Chief Executive Officer of the Company, provides for a base salary of $220,000, which may be increased at the discretion of the Board. The named officers are Thomas R. Buchanan, Vice President and Chief Financial Officer (until March 1, 2007) and John A. Walsdorf, Vice President and Chief Operating Officer. The agreements provide for base salary for each named officer of $180,000. All employment agreements also provide for participation in the various benefit programs provided by the Company, including group life insurance, sick leave and disability, retirement plans and medical insurance programs to the extent they are offered by the Company;. Effective March 1, 2007, Mr. Buchanan became the Vice President of Communications & Marketing, and all terms and conditions of his employment agreement remain in effect. Also as of March 1, 2007, Mr. Allen was appointed as the Company’s Chief Financial Officer. Mr. Allen is not covered by an employment agreement and currently devotes approximately 60% of his time to this position.
     In the event Mr. Gildea’s or the named officers’ employment is terminated or in the event that Mr. Gildea or either of the named officers resigns for ‘good reason’ following a change of control, Mr. Gildea and the named officer are entitled to a lump sum of three years base salary plus three times his incentive compensation paid in the preceding twelve months or the plan’s target, whichever is greater, plus continued participation in the insurance benefits for a three year period. All stock options granted to Mr. Gildea and to named officers would immediately vest and remain exercisable for three months following the date of termination.
     Resignation for “good reason” under the employment agreements, means, among other things, the resignation of Mr. Gildea or the named officers after (i) the Company, without the express written consent of Mr. Gildea or the named officers, materially breaches the agreement to his substantial detriment; or (ii) the Board of Directors, without cause, substantially changes Mr. Gildea’s or the named officers’ core duties or removes his responsibility for those core duties, so as to effectively cause him to no longer be performing the duties of President and CEO of the Company, or the respective duties of the named officers (iii) the Board of the Company without cause, places another executive above Mr. Gildea or the named officer in the Company or (iv) a change of control, as defined, occurs. Mr. Gildea and the named officers are required to give the Company thirty days notice and an opportunity to cure in the case of a resignation effective pursuant to clauses (i) through (iv) above. The estimated expense to the Company of Mr. Gildea’s termination in the event of a change in control as of December 31, 2006 is $660,000. The estimated expense to the Company of the termination of one of the named officers in the event of a change in control as of December 31, 2006 is $540,000.
Security Ownership of Certain Beneficial Owners and Management
     Set forth below is information regarding the beneficial ownership of our common stock, as of February 11, 2008 by (i) each person whom we know owned, beneficially, more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our Named Executive Officers, and (iv) all of the current directors and executive officers as a group. We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares beneficially owned. Shares of common stock to be received upon conversion of preferred stock, or subject to options or warrants currently exercisable or exercisable on or within 60 days of the date of this proxy statement, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.
Officers and Directors

Name of	No. of Shares
Beneficial	Beneficially
Owner(1)	Owned		%
Edward J. Gildea	227,978	(3)	5.4%
David R. Allen	12,315	(6)	*
John P. Weigold	216,551	(4)	5.1%
William A. Gildea	413,597	(5)	9.8%
Robert E. Cell	10,000	(6)	*
John P. DeVillars	10,000	(6)	*

Name of	No. of Shares
Beneficial	Beneficially
Owner(1)	Owned		%
Edward A. Stoltenberg	28,234	(6)(7)	*
All directors and officers as a group (seven persons)	918,675		17.5%
5% Stockholders
Weston Solutions, Inc (8)	364,652		8.6%
John E Tucker	346,585	(5)	8.1%
John A. Walsdorf	237,052	(3)	5.6%
Thomas R. Buchanan	221,551	(3)	5.2%
Millenco, LLC (9)	777,924		18.4%
Chester L.F. Paulson & Jacqueline M. Paulson, as Joint Tenants (10)	186,150		4.4%

*	Less than 1%

(1)	The address of all persons named in this table, with the exception of Weston Solutions, Inc, Millenco, LLC and Chester L.F. Paulson & Jacqueline M. Paulson is: c/o Converted Organics Inc., 7A Commercial Wharf West 02110.

(2)	Assumes 3,836,646 shares as of September 30, 2007.

(3)	Includes options to purchase 100,000 shares.

(4)	Includes options to purchase 95,000 shares.

(5)	Includes options to purchase 83,000 shares.

(6)	Includes options to purchase 10,000 shares.

(7)	Includes 2,000 shares beneficially owned and held in trust.

(8)	Address is One Weston Way, West Chester PA 19830. Arnold Borish, Sr. Vice President — General Counsel of Weston Solutions, Inc., has the power to vote and dispose of the shares.

(9)	Address is 666 Fifth Avenue, New York, NY 10103

(10)	Address is 811 S.W. Naito Parkway, Suite 200, Portland, Oregon 97204.
Certain Relationships and Related Transactions
     As payment for compensation accrued and not paid since April 1, 2006 and expenses incurred but not reimbursed since April 1, 2006, we intend to pay in the future, out of available cash, a total of $300,000 to the following executive officers, directors and consultants, each of whom will receive $50,000: Edward J. Gildea, Thomas R. Buchanan, John A. Walsdorf, John P. Weigold, William A. Gildea and John E. Tucker.
     The Company rented its premises at 7A Commercial Wharf West, Boston, MA under an agreement with ECAP, LLC through April 27, 2007, at which time it entered into its own lease. The managing member of ECAP, LLC is a director and shareholder of the Company and is also the brother of the Company’s President and Chief Executive Officer. The rental agreement provides for rent, as agreed between the Company and ECAP, LLC and for reimbursement of expenses by the Company for office and other expenses. The total amounts paid by the Company to ECAP, LLC for rental and reimbursement expenses were $125,500 in 2003, $42,496 in 2004, $71,711 in 2005, $56,219 in 2006 and $17,584 during 2007.
     We have entered into a services agreement dated May 29, 2003, as modified October 6, 2004, and again in March 2007 with one of our principal stockholders, Weston Solutions, Inc. Weston has been engaged to provide engineering and design services in connection with the construction of the Woodbridge organic waste conversion facility. The total amounts invoiced by Weston for services provided to the Company were $70,000 in 2003, $434,454 in 2004, $90,888 in 2005 and $86,490 for 2006. We paid Weston $75,376 in 2003, $80,000 in 2006 and $367,380 in 2007.
     The Company paid Mr. William A. Gildea who is a 10% stockholder as well as the brother of the President and CEO of the Company for his services in connection with development efforts in New Jersey, New York and Rhode Island as well as his services in connection with the sale of the Company’s common stock. Mr. Gildea was paid $32,500 in 2005,$69,000 in 2006 and $135,000 in 2007.
     Previous to Mr. Edward A. Stoltenberg being elected as a director, the Company paid Phoenix Financial Services, a company of which Mr. Stoltenberg is a Managing Director, $82,500 for services related to procuring financing for the Company, for the period November, 2005 through February, 2007. As of February 28, 2007, the agreement between the Company and Phoenix Financial Services was terminated, and Mr. Stoltenberg receives no compensation from the Company except as a Director.
     In March 2007 the Company entered into and agreement with ECAP LLC to provide consulting and advisory services in connection with managing fertilizer sales and marketing, development activities, and strategic business relationships for a flat monthly fee of $15,000. The managing member of ECAP, LLC is a director and 10% shareholder of the Company and is also the brother of the Company’s President and Chief Executive Officer.
     The Company also paid Mr. John E. Tucker, who is a 5% stockholder, and his company, BioVentures LLC., for its services in connection with the design and development work for the Company’s planned manufacturing facility in Woodbridge, NJ. BioVentures LLC was paid $15,000 in 2004, $1,000 in 2005, $69,000 in 2006 and $67,500 in 2007. The Company entered into a three month agreement with Mr. Tucker in February 2007 for $7500 per month to continue his work in connection with the design and development aspects of the Company’s proposed facility in Woodbridge, NJ.
     We believe the transactions described above were made on terms at least as favorable as those generally available from unaffiliated third parties. The transactions have been ratified by a majority of the members of our Board of Directors who are independent directors. Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from unaffiliated third parties, and all such transactions will be reviewed and subject to approval by our Audit Committee, which will have access, at our expense, to our or independent legal counsel.

PROPOSAL NO. 1
INCREASE OF NUMBER OF SHARES ISSUBALE UNDER 2006 STOCK OPTION PLAN
General
     On ___, 2008 our board of directors approved, subject to shareholder approval, an amendment to the Company’s 2006 Stock Option Plan, a copy of which is annexed hereto as Annex A (the “Amended and Restated Plan”), which will increase the number of shares issuable under the Plan from 666,667 shares to 1,666,667. The Company is seeking shareholder approval for the Amended and Restated Plan.
     The following description of the Amended and Restated Plan is only a summary of the important provisions of the Amended and Restated Plan and does not contain all of the terms and conditions of the Amended and Restated Plan. A copy of the Amended and Restated Plan is attached to this Proxy Statement as Annex A..
Amended and Restated Plan
     The purpose of the Amended and Restated Plan is to help us to help us retain consultants, professionals, and service providers who provide services to the Company in connection with, among other things, the Company’s obligations as a publicly-held reporting company. In addition, we expect to benefit from the added interest that the awardees will have in our welfare as a result of their ownership or increased ownership of our Common Stock. Over the last two years, we have been able to engage consultants, professionals, and service providers by compensating them through the issuance of shares of our common stock. This afforded us the ability to utilize our cash, at a time when we were seeking out financing and working with our creditors with respect to restructuring outstanding obligations, for the more immediate needs that we had related to the acquisition of the products and inventory needed to further our manufacturing process so as to be able to deliver finished goods to our customers pursuant to outstanding orders. The cost of capital obtained through these supplier and strategic stock issuances has typically been much less than the cost of capital obtained through private placements as warrant issuances and expenses of a capital raise are typically much lower.
     Our 2006 Stock Option Plan (“Option Plan”) currently authorizes the grant of up to 666,667 shares of common stock (subject to adjustment for stock splits and similar capital changes) in connection with restricted stock awards, incentive stock option grants and non-qualified stock option grants. Employees and, in the case of nonqualified stock options, directors, consultants or any affiliate are eligible to receive grants under our plans. As of February 11, 2008, there were outstanding options to purchase [653,000] shares under our Option Plan.
     We believe that, for the foreseeable future, it is in our best interests to be able to continue to engage and compensate such persons through the payment of our shares of common stock. For the foregoing reasons, the Board of Directors has unanimously approved the increase in the number of authorized shares of common stock issuable pursuant to the Amended and Restated Plan from 666,667 to 1,666,667 shares and has directed that such proposal be submitted for the approval of the stockholders at the special meeting.
Eligibility for Participation in Plan
     Persons eligible for awards under the Amended and Restated Plan include employees and service providers.
     The number of Awards that may be granted under the Amended and Restated Plan to executive officers is not determinable at this time.
New Plan Benefits

Name and Position /	Dollar Value ($)		Number of Units
Group
Edward J. Gildea, President, CEO and Chairman	(1	)(2)	(1	)(2)
David Allen, Chief Financial Officer	(1	)(2)	(1	)(2)
John A. Walsdorf, Vice President and Chief Operating Officer	(1	)(2)	(1	)(2)

(1)	The granting of awards is discretionary, and we cannot now determine the number or type of awards we wil grant in the future to our executive officers. We expect from time to time, in our discretion, we will grant awards to our executive officers under the Plan under such terms consistent with the plan as we deem appropriate at the time of those grants.

(2)	The exercise prices shall be determined by the administrator of the Plan subject to the following:
a.	Incentive Stock Options granted to 10% holders — exercise price equal to no less than 110% of fair market value on grant date

b.	Incentive Stock Options granted to employees other than 10% holders — exercise price equal to no less than 100% of fair market value on grant date.

c.	Nonstatutory Stock Options granted to service providers who are not 10% holders — exercise price equal to no less than 110% of fair market value on grant date

d.	Options granted intended to qualify as “performance-based compensation” — exercise price equal to no less than 100% of fair market value on grant date.

e.	Options granted to any other service provider — exercise price equal to no less than 85% of fair market value on grant date.
Administration of Plan
     The Amended and Restated Plan may be administered by different committees with respect to the following groups of service providers:
•	Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

•	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

•	Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.
Compensation Committee
     All members of the compensation committee are independent directors in accordance with NASDAQ rules. There are currently three directors who serve on the Compensation Committee: Robert E. Cell, as Chair, Edward Stoltenberg, and John DeVillars.
     The Compensation Committee operates under a written charter approved by the Board. The current compensation committee charter may be viewed by accessing the Investor Relations link on the Company website (http://www.ConvertedOrganics.com) (not incorporated by reference). The compensation committee has, as stated in its charter, two primary responsibilities: (i) assisting the Board in carrying out its responsibilities in determining the compensation of the CEO and executive officers of the Company; and (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer institutions.
     The Compensation Committee, subject to the provisions of our 2006 Stock Option Plan, also has authority in its discretion to determine the employees of the Company to whom stock options shall be granted, the number of shares to be granted to each employee, and the time or times at which options should be granted. The CEO makes recommendations to the compensation committee about equity awards to the employees of the Company (other than the CEO). The compensation committee also has authority to interpret the Plans and to prescribe, amend, and rescind rules and regulations relating to the Plans.
     The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the compensation committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The compensation committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The compensation committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation.
Compensation Committee Interlocks and Insider Participation
     None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Compensation Committee Report
     The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A.
     We believe that stock options play an important role in providing officers, directors and employees with an incentive and inducement to contribute fully to the growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company.
     Those officers, directors, employees and consultants receiving stock options will receive, for nominal consideration, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the Company’s other shareholders. The grant of options also may affect the Company’s ability to obtain additional capital during the term of any options.
Federal Income Tax Consequences of the Amended and Restated Plan
     The following discussion is a summary of the U.S. Federal income tax consequences to recipients of options and to us with respect to options granted under the Amended and Restated Plan. Certain options granted under the Amended and Restated Plan are intended to qualify under Section 422 of the Internal Revenue Code.
     Options awarded to an optionee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit ability) imposed by the Board of Directors. Optionee is solely responsible for the satisfaction of all federal, state, local and foreign income and other tax arising from or applicable to an option exercise and the acquisition or sale of optioned stock.
     In view of the complexity of the tax aspects of transactions involving the grant and exercise of options, and because the impact of taxes will vary depending on individual circumstances, each optionee receiving options under the Amended and Restated Plan should consult their own tax advisor to determine the tax consequences in such optionee’s particular circumstances.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE
PROPOSAL TO AMEND OUR 2006 STOCK OPTION PLAN TO INCREASE THE
NUMBER OF SHARES ISSUABLE UNDER THE 2006 STOCK OPTION PLAN

PROPOSAL NO. 2
TO AMEND OUR 2006 STOCK OPTION PLAN TO INCLUDE AN EVERGREEN PROVISION PURSUANT TO WHICH ON JANUARY 1ST OF EACH YEAR COMMENCING IN 2009, THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER OUR 2006 STOCK OPTION PLAN EQUAL TO 20% OF THE SHARES OF OUR COMMON STOCK OUTSTANDING ON THE LAST DAY OF THE PRIOR FISCAL YEAR;
General
          On ___, 2008 our board of directors approved, subject to shareholder approval, an amendment to the Company’s 2006 Stock Option Plan, a copy of which is annexed hereto as Annex A (the “Amended and Restated Plan”), to include an “evergreen provision”, pursuant to which the number of shares issuable under the 2006 Option Plan would automatically be increased on January 1st of each year by 20% of our common stock issued and outstanding as of the last day of the prior fiscal year. If approved by our shareholders, the number of shares issuble under the 2006 Option Plan will automatically increase on January 1st of each year during the term of the 2006 Option Plan. The Company is seeking shareholder approval for the Amended and Restated Plan.
          The Amended and Restated Plan is included in this Proxy Statement as Annex A, and reference is made to Annex A for a full description of the terms of the Plan, a summary of which is contained above on pages ___of this Proxy.
          We believe that stock options play an important role in providing officers, directors and employees with an incentive and inducement to contribute fully to the growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company.
          Those officers, directors, employees and consultants receiving stock options will receive, for nominal consideration, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the Company’s other shareholders. The grant of options also may affect the Company’s ability to obtain additional capital during the term of any options.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE PROPOSAL TO AMEND OUR 2006 STOCK OPTION PLAN TO INCLUDE AN
EVERGREEN PROVISION, PURSUANT TO WHICH ON JANUARY 1ST OF EACH YEAR
COMMENCING IN 2009, THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER
OUR 2006 STOCK OPTION PLAN EQUAL TO 20% OF THE SHARES OF OUR COMMON
STOCK OUTSTANDING ON THE LAST DAY OF THE PRIOR FISCAL YEAR

PROPOSAL NO. 3
TO APPROVE THE COMPANY’S AMENDED
CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF SHARES OF
THAT THE COMPANY IS AUTHORIZED TO ISSUE TO
40,000,000 SHARES OF COMMON STOCK AND 10,000,000 SHARES OF PREFERRED STOCK
General
          The Company’s board of directors unanimously approved and recommended for adoption by the shareholders the Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), the text of which is attached to this Proxy Statement as Annex B. The following proposal is to approve the Amended and Restated Articles, but does not approve any issuance of shares of common stock, and no shareholder approval for such issuances is required or being sought.
Background and Reasons for the Proposed Amended and Restated Articles
          As of February 19, 2008, there were 75,000,000 shares of our common stock authorized, of which, 4,822,646 shares were issued and outstanding and 25,000,000 shares of preferred stock, of which, 0 shares were issued and outstanding.
          The Amended and Restated Articles would decrease the number of shares of the Company’s common stock that it is authorized to issue to 40,000,000 shares of common stock and to decrease the number of shares of preferred stock that it is authorized to issue from 25,000,000 shares to 10,000,000 shares. The par value of the Company’s common and preferred stock will not be affected by the amendment. A copy of the Amended and Restated Articles of Incorporation is included as Annex B to this Proxy Statement.
          The Company is seeking to reduce the number of authorized shares because it does not foresee a need in the foreseeable future where it would need such a significant number of shares.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
PROPOSAL TO AMEND OUR
CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF SHARES OF
THAT THE COMPANY IS AUTHORIZED TO ISSUE TO
40,000,000 SHARES OF COMMON STOCK AND 10,000,000 SHARES OF PREFERRED STOCK
PROPOSAL NO. 4
APPROVAL OF THE POTENTIAL ISSUANCE OF COMMON STOCK EQUAL TO OR
GREATER THAN 20% OF THE COMPANY’S COMMON STOCK UPON CONVERSION OF
DEBENTURES OR SHARES ISSUABLE UPON EXERCISE OF WARRANTS ISSUED
PURSUANT TO A LOAN AND SECURITIES PURCHASE AGREEMENT ENTERED INTO BY
THE COMPANY ON JANUARY 24, 2008.
          Rule 4350(i) of the National Association of Securities Dealers, Inc. (the “NASD”) requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of Common Stock to be issued is or may be equal to 20% or more of the Common Stock, or 20% or more of the voting power, outstanding before the issuance (the “Rule 4350(i) NASD 20% Share Limitation”). If, however, shareholder approval is not obtained, the issuer would not be permitted to issue any shares above the 20% threshold. The following is a summary of certain provisions of the Loan and Securities Purchase Agreement, which may require the Company to issue more than 20% of the Common Stock of the Company.

Loan and Securities Purchase Agreement
          On January 24, 2008 the Company entered into a loan and securities purchase agreement (the “Purchase Agreement”) with three investors (the “Investors”) pursuant to which the Company issued a loan in the principal amount of $4,500,000 (the “Loan”). The Loan was offered at an original issue discount of 10%. The company used the proceeds to fund the acquisition of the assets, including the intellectual property, of Waste Recovery Industries, LLC of Paso Robles, California. The acquisition makes the Company the exclusive owner of the proprietary technology and process known as the High Temperature Liquid Composting (HTLC) system, which processes various biodegradable waste products into liquid and solid organic-based fertilizer and feed products. As consideration for the Loan, the Investors received a note issued by the Company in the principal amount of $4,500,000 with interest accruing at 10% per annum to be paid monthly and with the principal balance to be paid in full one year from the closing date (the “Note”). In addition, the Company issued the Investors 750,000 Class A Warrants and 750,000 Class B Warrants, which may be exercised at $8.25 and $11.00 per warrant share, respectively (the “Warrants”). The Company further agreed not to call any Warrants until a registration statement registering all of the Warrants is declared effective. A placement fee of $225,000 was paid out of the proceeds.
          Pursuant to the Purchase Agreement, within 75 days of the closing date, the Company will seek to gain shareholder approval for the issuance of a convertible debenture with an interest rate of 10% per annum and convertible to common stock pursuant to terms of the debenture agreement, or such other price as permitted by the debenture (the “Convertible Debenture”). Upon shareholder approval, the Note will be automatically replaced by the Convertible Debenture and one half of the Warrants will be returned to the company.
          Pursuant to the Purchase Agreement, 50% of the Class A Warrants and 50% of the Class B Warrants were delivered to the purchasers. The remaining issued original Class A Warrants and issued Class B Warrants will be released to the Investors in the event that shareholder approval is not obtained within 60 days of the Purchase Agreement and upon written demand from the Investors.
          In addition, the Company entered into a registration rights agreement (the “Registration Rights Agreement”),pursuant to which the Company agreed to file a registration statement covering the Warrants and the common stock underlying the Warrants within 30 days of the closing date. The Company also entered into a Security Agreement with the Investors whereby the Company granted the Investors with a security interest in Converted Organics of California , LLC and any and all assets that are acquired by the use of the funds from the financing. In addition, the Company granted the Investors a security interest in Converted Organics of Woodbridge, LLC and all assets subordinate only to the current lien held by the holder of the current debt issued in connection with the initial plant of approximately $17,500,000.
Issuance of 20% or More of the Outstanding Common Stock
          On February 19, 2008 and immediately after the completion of the sale of the Convertible Note, there were 4,822,646 shares of Common Stock issued and outstanding, which under NASD Rule 4350(i) would prohibit the Company from issuing more than 885,172 shares of Common Stock at a price that is less than the greater of the book or market value of the Company’s Common Stock without shareholder approval. Because certain provisions of the Purchase Agreement and related documents may require the Company to issue shares above this threshold number at a price that is less than the greater than the book or market value of the Company’s Common Stock, shareholder approval is being sought to give the Company the ability to issue such additional shares.
          If the Company were to issue additional shares of its Common Stock pursuant to the Purchase Agreement and the related documents, such issuances may affect the rights of existing holders of the Company’s Common Stock to the extent that future issuances of Common Stock reduce each existing shareholder’s proportionate ownership and voting rights in the Company. In addition, possible dilution caused by future issuances of Common Stock could lead to a decrease in the Company’s net income per share in future periods and a resulting decline in the market price of the Company’s Common Stock.
          The Board of Directors believes that it is in the Company’s best interest to have the ability to issue an aggregate amount of Common Stock that may exceed the Rule 4350 (i) NASD 20% Share Limitation, pursuant to the Purchase Agreement and related documents because this may enable the Company to, among other things, pay the interest due on the Convertible Notes by issuing the holders of the Convertible Notes shares of the Company’s Common Stock and encourage the Investors to convert the Convertible Note by reducing the Conversion Price which will enable the Company to conserve its cash.
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVING THE
POTENTIAL ISSUANCE OF COMMON STOCK EQUAL TO OR GREATER THAN 20% OF
THE COMPANY’S COMMON STOCK UPON CONVERSION OF DEBENTURES OR SHARES
ISSUABLE UPON EXERCISE OF WARRANTS ISSUED PURSUANT TO A LOAN AND
SECURITIES PURCHASE AGREEMENT ENTERED INTO BY THE COMPANY ON JANUARY 24, 2008.
OTHER MATTERS TO COME BEFORE THE MEETING
          If any business not described herein should properly come before the meeting the Proxy Committee will vote the shares represented in accordance with their best judgment. At this time the proxy statement went to press, the company knew of no other matters which might be presented for Stockholder action at the meeting.
* * * * *
STOCKHOLDER PROPOSALS
          Should a stockholder desire to include in next year’s proxy statement a proposal other than those made by the Board, such proposal must be sent to the Secretary of the Company at 7A Commercial Wharf West, Boston, MA 02110. The Company expects to print its proxy statement on or about March 1, 2008. Shareholder proposals must be received at our principal executive offices within a reasonable time before the Company begins to print and send its proxy materials.
          The above Notice and Proxy Statement are sent by order of the Board of Directors.
AVAILABLE INFORMATION
          We are currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, proxy statements and other information with the SEC relating to our business, financial statements and other matters.
          Copies of such reports, proxy statements and other information may be copied (at prescribed rates) at the public reference facilities maintained by the Securities and Exchange Commission at Room 1024, 100 Fifth Street, N.E., Judiciary Plaza, Washington, D.C. 20549. For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at http://www.sec.gov.
     Requests for documents relating to the Company should be directed to:
CONVERTED ORGANICS, INC.
7A Commercial Wharf West
Boston, MA 02110
          Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated. Stockholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.
By Order of the Board of Directors,
Edward Gildea
Chief Executive Officer
February __, 2008

ANNEX A
AMENDED AND RESTATED
CONVERTED ORGANICS INC.
2006 STOCK OPTION PLAN
1. Purposes of the Plan. The purposes of this 2006 Stock Option Plan are:
•	to attract and retain the best available personnel;

•	to provide additional incentive to Employees, Directors and Consultants; and

•	to promote the success of the Company’s business.
     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.
2. Definitions. As used herein, the following definitions shall apply:
     (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
     (b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.
     (c) “Board” means the Board of Directors of the Company.
     (d) “Code” means the Internal Revenue Code of 1986, as amended.
     (e) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.
     (f) “Common Stock” means the common stock of the Company.
     (g) “Company” means Converted Organics Inc., a Delaware corporation.
     (h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
     (i) “Director” means a member of the Board.
     (j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
     (k) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed one hundred eighty (180) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
     (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
     (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.
     (n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
     (o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
     (p) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.
     (q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
     (r) “Option” means a stock option granted pursuant to the Plan.
     (s) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
     (t) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.
     (u) “Optioned Stock” means the Common Stock subject to an Option.
     (v) “Optionee” means the holder of an outstanding Option granted under the Plan.

     (w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
     (x) “Plan” means this 2006 Stock Option Plan.
     (y) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
     (z) “Section 16(b)” means Section 16(b) of the Exchange Act.
     (aa) “Service Provider” means an Employee, Director or Consultant.
     (bb) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.
     (cc) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
3. Stock Subject to the Plan.
a.	Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is one million six hundred sixty-six thousand, six hundred sixty-seven (1,666,667) Shares subject to certain adjustments as provided in subsection (b) of this Section 3. The Shares may be authorized, but unissued, or reacquired Common Stock.

b.	On the first day of each fiscal year wile the Plan is in effect, shares are automatically added to the Plan equal twenty percent (20%) of the shares of our common stock outstanding on the last day of the prior fiscal year.
     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.
4. Administration of the Plan.
     (a) Procedure.
     (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.
     (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.
     (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

     (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.
     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
     (i) to determine the Fair Market Value;
     (ii) to select the Service Providers to whom Options may be granted hereunder;
     (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;
     (iv) to approve forms of agreement for use under the Plan;
     (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
     (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;
     (vii) to institute an Option Exchange Program;
     (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;
     (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
     (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;
     (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;
     (xii) to make all other determinations deemed necessary or advisable for administering the Plan.
     (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5. Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6. Limitations.
     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
     (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.
7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.
8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
9. Option Exercise Price and Consideration.
     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
     (i) In the case of an Incentive Stock Option
     (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
     (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
     (ii) In the case of a Nonstatutory Stock Option

     (A) granted to a Service Provider who, at the time the Nonstatutory Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
     (B) intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
     (C) Granted to any other Service Provider, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.
     (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.
     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.
     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:
     (i) cash;
     (ii) check;
     (iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
     (iv) consideration received by the Company under a cashless exercise program, if implemented by the Company in connection with the Plan;
     (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;
     (vi) any combination of the foregoing methods of payment; or
     (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
10. Exercise of Option.
     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless otherwise stated in the Option Agreement, Options shall become exercisable at a rate of twenty-five percent (25%) per year over four (4) years from the date the Options are granted, with twenty-five percent (25%) of the Shares under the Option vesting on each of the first, second, third and fourth anniversaries of the date of grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.
     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.
     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within ninety (90) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within one (1) year of termination, or such longer period of time as may be specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
     (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within one (1) year following Optionee’s death, or such longer period of time as may be specified in the Option Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
11. Limited Transferability of Options. Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option transferable, such Option may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.
12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.
     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.
     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may, at the discretion of the Administrator or the successor corporation, be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, any Option or portions of Options outstanding as of the date of such event that are not yet fully vested shall immediately become exercisable in full. In such event, the Administrator or the successor corporation, as the case may be, shall promptly notify the Optionee in writing or electronically of the qualifying merger or asset sale and of the exercisability of the Option; the Option and any portion thereof, whether vested or unvested, shall be exercisable by the Optionee for a period of fifteen (15) calendar days from the date of such notice, and the

Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.
13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.
14. Amendment and Termination of the Plan.
     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
     (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.
15. Conditions Upon Issuance of Shares.
     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
     (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.
19. Information to Optionees. The Company shall provide, or make available, to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such participant has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

CONVERTED ORGANICS INC.
2006 STOCK OPTION PLAN
STOCK OPTION AGREEMENT
     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.
I. NOTICE OF STOCK OPTION GRANT
     Shelli M. (Evans) Barry
     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:	June 15, 2006
Vesting Commencement Date: (same as Date of Grant, if left blank)	June 15, 2006

Exercise Price per Share:	3.75

Total Number of Shares Granted:	34,000

Type of Option:	☑ Incentive Stock Option
☐ Nonstatutory Stock Option

Expiration Date:	June 15, 2016
(10 years from Date of Grant, if left blank)
     Vesting Schedule:
     Vested upon grant.
     Termination Period:
     This Option shall be exercisable for ninety (90) days after Optionee ceases to be a Service Provider. Upon Optionee’s death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.
II. AGREEMENT
     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

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     If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).
     2. Exercise of Option.
     (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.
     (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
     No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.
     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
     (a) cash or check;
     (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;
     (c) surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or
     (d) any other form or manner endorsed in the Plan.
     4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.
     5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

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     6. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.
     7. Tax Obligations.
     (a) Taxes. Optionee acknowledges and agrees that Optionee is solely responsible for the satisfaction of all federal, state, local and foreign income and other tax arising from or applicable to the Option exercise and the acquisition or sale of the Optioned Stock. Optionee agrees that Optionee shall indemnify the Company for any liability, including attorneys’ fees and expenses, accrued by the Company as a result of the Optionee’s failure to satisfy those taxes.
     (b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two (2) years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.
     8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.
     9. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel and other advisors prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

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OPTIONEE:	CONVERTED ORGANICS INC.

Signature	By
Print Name	Name
Title

Residence Address

4

EXHIBIT A
EXERCISE NOTICE AND AGREEMENT
Converted Organics Inc.
7A Commercial Wharf West
Boston, MA 02110
Attention: Stock Option Plan Administrator
     Re: Exercise of Stock Option Pursuant to 2006 Stock Option Plan

Name of Optionee:

Optionee’s Address:

Optionee’s Social Security Number:

Date of Option Agreement:

Exercise Date:

The Shares Purchased are Incentive Stock Options:	Yes / No
(circle one)

Number of Shares Purchased Pursuant to this Notice::

Exercise Price per Share:	$

Aggregate Exercise Price:	$

Amount of Payment Enclosed:	$

     1. Exercise of Option. Pursuant to the 2006 Stock Option Plan (the “Plan”) of Converted Organics Inc., a Delaware corporation (the “Company”) and the Stock Option Agreement (“Option Agreement”) entered into as of the date set forth above between the undersigned Optionee and the Company, Optionee hereby elects, effective as of the date of this notice, to exercise Optionee’s option to purchase the number of shares of common stock (the “Shares”) of the Company indicated above.
     2. Payment. Enclosed is Optionee’s payment in the amount indicated above, which is the full exercise price for the Shares.
     3. Deemed Date of Exercise. The date of exercise shall be deemed to be the first date after which this Notice is filed with Company upon which Shares become eligible for issuance to Optionee under applicable state and federal laws and regulatory requirements.
     4. Compliance with Laws. Optionee understands and acknowledges that the purchase and sale of the Shares may be subject to approval under the state and federal securities laws and other laws and, notwithstanding

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any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase Shares is expressly conditioned upon approval (if necessary) and compliance with all such laws.
     5. Representations of Optionee. Optionee represents and warrants to the Company, as follows:
(a) Optionee has received, read, and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
(b) The Options exercised herewith are exercisable only according to the schedule in the Option Agreement.
(c) Optionee is aware of the business affairs and financial condition of the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.
     6. Refusal to Transfer. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, the Option Agreement, or the Plan or (b) to treat as owner of such Shares or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee is not relying on the Company for any tax advice.
     8. Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Agreement, the Plan, and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:	Accepted by:
“OPTIONEE”:	“COMPANY”

Converted Organics Inc.,
a Delaware corporation

Signature	By
Print Name	Name
Title

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ANNEX B
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:
FIRST: That a meeting of the Board of Directors of Converted Organics, Inc pursuant to which resolutions were duly adopted setting firth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article numbered “4” so that, as amended, said Article shall be read as follows:
The total number of shares of all classes of stock that the Corporation shall have authority to issue is seventy-five million (75,000,000) shares of common stock, having a par value of $0.0001 per share, and twenty-five million (25,000,000) shares of preferred stock, having a par value of $0.0001 per share. Authority is hereby expressly granted to the board of directors to fix by resolution or resolutions any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions that are permitted by the General Corporation Law of Delaware in respect of any class or classes of preferred stock or any series of any class of preferred stock of the Corporation.
SECOND: That thereafter, pursuant to resolution by its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, said corporation has caused its certificate to be signed this ___day of ___, 2008.

By:

Title:

Name:

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ANNEX C
CONVERTED ORGANICS, INC.
PROXY
SPECIAL MEETING OF SHAREHOLDERS — APRIL 3, 2008
Proposals — The Board of Directors recommends a vote FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.
1. To amend our 2006 Stock Option Plan to increase the number of shares issuable under our 2006 Stock Option Plan from 666,667 shares to 1,666,667 shares.
For ☐ Against ☐ Abstain ☐
2. To amend our 2006 Stock Option Plan to include an “evergreen” provision pursuant to which on January 1st of each year commencing in 2009, the number of shares authorized for issuance under our 2006 Stock Option Plan equal to 20% of the shares of our common stock outstanding on the last day of the prior fiscal year;
For ☐ Against ☐ Abstain ☐
3. To amend our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 75,000,000 to 40,000,000 and decrease the number of authorized shares of our preferred stock from 25,000,000 to 10,000,000;
For ☐ Against ☐ Abstain ☐
4. To approve the potential issuance of common stock equal to or greater than 20% of the Company’s common stock upon conversion of debentures or shares issuable upon exercise of warrants issued pursuant to a Loan and Securities Purchase Agreement entered into by the Company on January 24, 2008.
For ☐ Against ☐ Abstain ☐
[Sign, date and return the Proxy Card promptly using the enclosed envelope.]
Dated:                                         , 2008
SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature

Print Name

Signature

Print Name